UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 4, 2005
                                                  ------------------------------

                           Interleukin Genetics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-23413                 94-3123681
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(State or other jurisdiction       (Commission                (IRS Employer
         of incorporation)         File Number)             Identification No.)


              135  Beaver Street Waltham, MA                      02452
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         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (781) 398-0700
                                                   -----------------------------

                                (not applicable)
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On November 4, 2005, Interleukin Genetics, Inc. issued a press release to report its consolidated financial results for the quarter ended September 30, 2005. A copy of the earnings press release is being furnished pursuant to this
Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

          (c)  The following exhibit is furnished with this report:

Exhibit No.    Description
-----------    -----------

   99.1        Earnings Press Release dated November 4, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERLEUKIN GENETICS, INC.


Date: November 4, 2005                By:      /s/ PHILIP R. REILY
                                               ---------------------------------
                                               Philip R. Reilly
                                               Chief Executive Officer